Prospectus Supplement	April 13, 2007

PUTNAM RESEARCH FUND - Prospectus dated November 30, 2006

The section "Who manages the fund?" is supplemented to reflect that the members of the Global Equity Research Team primarily responsible for the day-to-day management of the fund's portfolio are now solely Joshua Brooks and Kelly Morgan (Portfolio Leaders) and John Coffey and Charles Dane (Portfolio Members).

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